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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): April 27, 2006

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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



         Pennsylvania                   1-11152                  23-1882087
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)




781 Third Avenue, King of Prussia, PA                             19406-1409
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01       Other Events.

On April 27, 2006, InterDigital Communications Corporation (Company) issued a press release announcing that the Company, its wholly-owned subsidiary, InterDigital Technology Corporation, and Nokia Corporation have resolved their outstanding 2G patent royalty dispute and related litigation matters as well as royalty issues on Nokia's 3G product sales to date. Nokia is obligated to pay InterDigital $253 million on or before April 28, 2006. A copy of the press release is attached hereto as Exhibit 99.1. The Company will file a Form 8-K reporting, under Item 1.01 of such Form, material terms of its agreement with Nokia.


Item 9.01.      Financial Statements and Exhibits.

(c)     Exhibits.

        99.1    Press release dated April 27, 2006.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ William J. Merritt
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                                             William J. Merritt
                                             Chief Executive Officer


Dated: April 27, 2006











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                                  EXHIBIT INDEX



Exhibit  No.                            Description
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   99.1                         Press release dated April 27, 2006